UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2010

CLEARWATER PAPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

(e) Approval of Annual Incentive Plan

On May 11, 2010, at Clearwater Paper Corporation’s (the “Company”) 2010 Annual Meeting of Stockholders (the “Annual Meeting”), stockholders approved the Company’s Annual Incentive Plan (the “Incentive Plan”). The Incentive Plan is designed to link compensation to annual company performance by awarding cash bonuses for achieving pre-defined corporate financial targets, pre-defined operating division financial targets or both.

The Incentive Plan was originally approved prior to the Company’s spin-off by Potlatch Corporation, who was the Company’s sole stockholder at that time. Although the Annual Incentive Plan has been in full force and effect since January 1, 2009, stockholder approval was required to ensure that bonus awards paid following the Annual Meeting under the Incentive Plan continue to comply with the performance-based compensation exception to Section 162(m) of the Internal Revenue Code.

The Incentive Plan approved at the Annual Meeting contained certain amendments, including the establishment of separate bonus pools for corporate, division, and individual performance and other clarifying changes, which were previously approved, subject to shareholder approval, by the Compensation Committee of the Board of Directors of the Company.

A summary of the AIP Plan is set forth in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 29, 2010 (the “Proxy Statement”). The above summary is qualified in its entirety by reference to the text of the Incentive Plan, which is attached hereto as Exhibit 10.14(i) and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 11, 2010, the Company held its 2010 Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in the Company’s Proxy Statement filed with the SEC on March 29, 2010. The certified results of the stockholder vote are as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as Class II directors to hold office until the 2013 Annual Meeting of Stockholders or until the respective successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker non-votes
William D. Larsson	9,292,376	185,711	89,536	941,431
Michael T. Riordan	9,317,334	194,736	55,553	941,431

Proposal 2 – Approval of Annual Incentive Plan

The stockholders approved the Clearwater Paper Corporation Annual Incentive Plan.

For	Against	Abstain	Broker non-votes
9,831,116	527,823	150,115	N/A

Proposal 3 – Approval of 2008 Stock Incentive Plan

The stockholders approved the Clearwater Paper Corporation 2008 Stock Incentive Plan.

For	Against	Abstain	Broker non-votes
8,744,746	1,625,216	139,092	N/A

Proposal 4 – Ratification of the Appointment of KPMG, LLP as Independent Registered Public Accounting Firm for 2010

The stockholders ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for 2010.

For	Against	Abstain	Broker non-votes
10,177,216	216,651	115,187	N/A

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.14(i)	Clearwater Paper Corporation Annual Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2010

CLEARWATER PAPER CORPORATION

By:	/S/ MICHAEL S. GADD
Michael S. Gadd, Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

10.14(i)	Clearwater Paper Corporation Annual Incentive Plan